UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 17, 2004


                                  PACEL Corp.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Virginia                     000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)


10108 Industrial Drive
Pineville, North Carolina                                       28134
----------------------------------------           -----------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676

                                       N/A
            -------------------------------------------------------
          (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events

     On September 13, 2004, the board of directors of Pacel Corp, a Virginia corporation, declared a reverse stock split pursuant to which each 100 shares of common stock will be converted to 1 share of common stock. As a consequence, the company will convert the number of shares of its common stock that has been issued and outstanding from 2,000,000,000 to 20,000,000. All fractional shares shall be rounded up to the nearest whole share.







                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PACEL Corp.
                                  (Registrant)





Date:    September 17, 2004

                            By:     /s/ Gary Musselman
                              ----------------------------------------------
                              Gary Musselman, President, CEO and CFO